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                                                                    Exhibit 23.1

                      [Letterhead of Arthur Andersen LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 31, 2000 included in Calpine Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


                                                  /s/ Arthur Andersen LLP

San Francisco, California,
 March 31, 2000